
NEWAGE

The Opportunity

- Consumer behavior changing
  - *Spending patterns in shifting, looking for more convenient and healthier/better*
  - *Organic, natural, probiotic, no bad stuff pervading food & beverage*
  - *Rejecting traditional marketing and messaging, looking for authenticity*

- Customer landscape rapidly changing
  - *E-Commerce continued growth*
  - *Traditional grocery/convenience categories declining*
  - *Increasing margin pressures/costs/consolidation/centralization*

- Competitive strengths in scale historically a barrier…but
  - *Must focus on defending legacy systems and portfolio*
  - *Changing, but doing so slowly, new products…not so new*
  - *A leopard…*

Significant opportunity to take advantage of retail and consumer changes and competitive issues to disrupt a rapidly changing $870B category

The Opportunity



Innovation/New Products 2011-2015
Carbonated Soft Drinks
Breakfast Cereals
Soup
Bakery
Dairy
Chocoate Confectionery
Sugar Confectionery
Juice Drinks
Snacks
Baby Food
Sauces & Seasonings
25%
21%
51%
28%
20%
45%
6%
30%
37%
23%
8%
30%
41%
25%
31%
31%
31%
6%
31%
38%
28%
36%
32%
29%
37%
29%
31%
37%
32%
26%
4%
41%
26%
19%
13%
41%
36%
19%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Innovation Percentage (based on product launches)
New Products
Line Extensions
New Packaging
Relaunch
Reformulation

Source: Mintel, Circle Up, Cornell Venture Club

Who is New Age?

NEW AGE
Beverages Corporation

Global Ranking Beverage Companies:	**#54**
Global Ranking Healthy Beverage Companies:	**#8**
Global Growth Beverage Growth Rank:	#1

NBEV Evolution

Process to Create New Age

Phase I: Q2 2016	***Established Vision***
Phase II: Q3 2016	***Acquired Xing/Created Platform***
Phase III: Q4 2016	***Integrated Xing/Búcha***
Phase IV: Q1 2017	***Uplisted onto NASDAQ***
Phase V: Q2 2017	***Acquired 3 Businesses/Expanded Portfolio***
Phase VI: Q3 2017	***Integrated Coco-Libre, Marley, PMC***
Phase VII: Q4 2017	***Launch new products in expanded distribution***

NASDAQ: NBEV

What does New Age have on which to build?

NEW AGE

Business Platform



Organic Growth
New Development
New Companies
Supply Chain Infrastructure
Key Account Relationships
National DSD Network
Owned DSD Network
National Sales Force
National Manufacturing Network
Scale and Resources
Depth of Marketing
R&D/Innovation
Financial Strength

Financial Platform

Summary Profit & Loss YTD April 2017	Proforma Integrated YTD April 2017
Gross Revenue	20,450,614
- Net Revenues	18,652,741
- COGS	13,192,945
Gross Margin	5,459,886
Gross Margin %	29.3%
Contribution Margin %	25.8%
Operating Expenses	4,537,891
Net Income	2,642,499
EBITDA	3,089,540

Scale



Q12016
Q22016
Q32016
Q42016
Q12017
Q22017
Q32017

Capabilities



Dedicated National Production Network
Shipping Efficiencies and Scale
Low-Cost In-Store Marketing Strategy
ERP Systems Integrating Operations
Lean Overhead Structure

Brands

XingTea
Xing Energy
coco libre
búcha live kombucha
Aspen Pure Naturally pH Balanced
Aspen Pure Probiotic Water
PediaAde
Enhanced Recovery
Marley Coffee Cold Brew
Marley Yerba Mate
Marley One Drop
Marley Mellow Mood

R&D/Innovation

New Age Health Sciences
Aspen Pure Probiotic Water
Enhanced Recovery
PediaAde
Premier Micronutrient



KEY ELECTROLYTES IN PediaAde
COMPARED TO OTHER HYDRATING BEVERAGES
PediaAde
SPORT DRINK
WATER
KEY ELECTROLYTES

Distribution

Whole Foods
Sprouts
Lucky
Safeway
Vons
Albertsons
Smith's
Kroger
Schnucks
Walmart
Stop&Shop
Costco
King Soopers
Sam's
Ralphs
Save Mart
Giant
SpartanNash
Circle K
Valero
Bashas'
Fry's
Lowes
H-E-B
Loblaws
Southeastern Grocers
7-Eleven
amazon.com
Sobeys
Earth Fare
QuikTrip
CVS pharmacy
Overwaitea
BJ's
Tops

Team



Leadership Team
Experience
Key Expertise

Portfolio – "One-stop-shop" of healthy beverages

Xing Tea
- #1 tasting tea in US
- Natural, no HFCS, non-GMO

Xing Energy
- Natural, no HFCS, non-GMO
- 1ST healthy energy drink

coco libre
- #1 brand in multi-serve
- 1st organic Coconut water

búcha live kombucha
- #1 tasting Kombucha
- Organic, shelf-stable

Aspen Pure – Naturally PH Balanced
- Perfect PH balanced
- Artesian sourced from Rockies

Aspen Pure – Probiotic Water
- World's 1st probiotic water
- 10 Billion probiotics per serving

PediaAde
- #1 rehydrating formula
- Organic coconut water base

Enhanced Recovery
- 1st medical ERAS beverage
- Reduces nausea, gastric stress

Marley Coffee Cold Brew
- Jamaican Blue Mountain
- Superior taste, shelf-stable

Marley Yerba Mate
- Organic, authentic Mate
- Coffee uplift without crash

Marley One Drop
- Atobo Coco, Jamaican coffee
- Natural, no HFCS, non-GMO

Marley Mellow Mood
- Unique relaxation formula
- #2 in world tea championship



búcha®
live kombucha



búcha
live kombucha
raspberry pomegranate
búcha
live kombucha
guava mango
búcha
live kombucha
grapefruit sage
búcha
live kombucha
yuzu lemon
búcha
live kombucha
blood orange

REAL KOMBUCHA
NO REGFRIGERATION REQUIRED

USDA
ORGANIC

NON-GMO
VEGAN



TRENDY
URBAN
TRIBAL
kom búcha® with me

Rearchitecting Brands

Marley…was



ONE DROP
PREMIUM
COFFEE DRINK
MARLEY
LIVE
LOVE
BEVERAGE CO
VANILLA
Swirl
CHOCOLATE
Vanilla
Mocha
Banana Split
NATURALLY FLAVORED

- Indulgent
- Multiple brands
- "Cartoony"
- Un-leverageable
- Structurally limited

MARLEY

USDA ORGANIC

MARLEY YERBA MATE

MARLEY COLD BREW Coffee

MARLEY ONE DROP

MARLEY MELLOW MOOD


organic
MARLEY
YERBA
MATE
JAMAICAN ME
MANGO
16 FL OZ (473ML)
organic
MARLEY
YERBA
MATE
BE JAMMIN'
BERRY
16 FL OZ (473ML)
organic
MARLEY
YERBA
MATE
ONE LOVE
LEMON
16 FL OZ (473ML)
organic
MARLEY
YERBA
MATE
YA MON
MINT
16 FL OZ (473ML)


NEWAGE
MARLEY
YERBA
MATE
ORGANIC AND
ALL-NATURAL
INGREDIENTS
FOR A REJUVENATING, ENDURING LIFT.


NEWAGE
MARLEY
COFFEE
COLD BREW
Espresso
Salted Caramel
Toasted Hazelnut
Madagascar Vanilla
Dark Chocolate Mocha
11 FL. OZ / 330 ML

LIVE. LOVE. MARLEY.


coco libre
NEWAGE

LIBERATE
YOUR THIRST
YOUR SELF
YOUR SOUL


coco libre
organic coconut water
NO ADDED SUGAR
16.9 fl oz / 500 mL
33.8 fl oz / 1L

coco libre SPARKLING

ORGANIC

NOT FROM CONCENTRATE

Lightness and Refreshment of Sparkling Water, With the Natural Goodness and Electrolytes of Coconut Water.

Sweetened By Coconuts and Other Natural Fruits, Coco Libre Sparkling Liberates Consumers' Thirst for Healthy Beverages.

With Added Benefits of Green Tea Extract, Polyphenols, and Antioxidants


coco libre SPARKLING
LIGHT. CRISP. QUENCHING.
coastal coconut
peach pear
coconut lime
melon grapefruit
coconut watermelon
passion mangosteen
11 FL OZ / 330 mL

HYDRATION MEETS SOPHISTICATION.


#1 REHYDRATING FORMULA
NEW AGE
PediaAde
Physician Developed
The Natural Electrolyte Solution

PediaAde
Physician Developed

Introducing NEW

PediaAde

The World's #1 Rehydrating Formula

- First Organic Coconut Water Base
- Leading Physician Developed
- More Electrolytes
- Better Carbohydrates
- Loaded with Antioxidants
- Infused with Essential Vitamins
- Loaded with Minerals
- Made with All-Natural Ingredients
- NO harmful Ingredients

NEW AGE HEALTH SCIENCES


KEY ELECTROLYTES IN PediaAde™
COMPARED TO OTHER HYDRATING BEVERAGES
BEVERAGE
PediaAde™
COMPETITOR
SPORT DRINK
SODA
APPLE JUICE
WATER
KEY ELECTROLYTES


PediaAde
PediaAde
PediaAde

PediaAde	Component	Competitor
25	Calories	25
Coconut Water	Base	Tap Water
Never!	Red Dye # 40	Yes
Seriously?	Yellow Dye #6	Yes
No Way!	Acesulfame Potassium	Yes
Loaded	Vitamins, Minerals	No
Of Course	Organic/Natural Ingredients	No
Absolutely	Antioxidants	No
Also, Yes	Amino Acids, Enzyme Co-Factors	No

Nutrition Facts

Serving size	8 fl oz (240ml)
Amount per serving **Calories**	**25**
	% Daily Values*
Total Fat 0g	0%
Saturated Fat 0g	0%
Trans Fat 0g	
Cholesterol 0mg	0%
Sodium 280mg	12%
Total Carbohydeate 11g	4%
Dietary Fiber 0g	0%
Total Sugars 5g	
Includes 4g Added Sugars	9%
Protein 0g	
Vitamin D 2mcg	10%
Calcium 50mg	4%
Iron 0mg	0%
Potassium 200mg	4%
Vitamin A 180mcg	20%
Vitamin C 23mg	25%
Vitamin E 3mg	20%
Thaimin 0.1mg	8%
Nicin 2mg	10%
Vitamin B_6 0.2mg	10%
Vitamin B_{12} 0.3mcg	10%
Phosphorus 50mg	10%
Magnesium 50mg	4%
Zinc 1mg	10%
Selenium 6mcg	10%
Chromium 3mcg	8%
Chloride 239 mg	10%

* The % Daily Value tells you how much a nutrient in a serving of food contributes to a daily diet 2,000 calories aday is use for general nutrition advice.

Calories per gram
Fat 9 • Carbohydrate 4 • Protein 4


ASPEN PURE
PROBIOTIC WATER
IMPROVES DIGESTION &
STRENGTHENS IMMUNITY

xing™
CRAFT BREW
COLLECTION


ORGANIC
xing
CRAFT BREW
COLLECTION
HIMILAYAN WHITE TEA
LAVENDER MINT TEA
JAPANESE MOUNTAIN GREEN TEA
HIBISCUS HONEY BLOSSOM
MADAGASDAR VANILLA CHAI
ZERO SUGAR • ARTISINAL TEA
16 oz






Competitive Comparison	Xing Craft Brew Collection	Gold Peak Tea	Teavana Craft Iced Teas	Pure Leaf Tea House Collection
CALORIES	10	78	82	79
SUGARS	0g	21g	19g	18g
TOTAL CARBOHYDRATE	0g	21g	19g	2g
SODIUM	0mg	35mg	9mg	9mg
ORGANIC	✓	X	X	✓
RETAIL PRICE	$1.89	$1.89	$2.99	$2.09

Competitive entrant in each growth segment

US Beverages Segment Revenue Growth '10-16[1]


Kombucha
Coconut Water
RTD Coffee
Functional Water
Energy
RTD Tea
Bottled Water
Sports Drinks
CSD's
Juices
35%
22%
19%
12%
10%
8%
7%
3%
-2%
-4%
-10%
0%
10%
20%
30%
40%
búcha
live kombucha
coco libre
MARLEY
ONE DROP
ASPEN PURE
PROBIOTIC WATER
XING ENERGY
MARLEY
MELLOW MOOD
xing tea
ASPEN PURE
NATURALLY PH BALANCED

1) Beverage Industry Magazine, Annual Top 100 Report, IRI, Statista

New Age: One of the only BevCo's with intellectual property

#	Patent Number	Patent	Subject/Outcome
1)	6,849,613	"Multiple Antioxidant Micronutrients"	Micronutrient Application for Neurological Treatment
2)	7,399,755	"Formulations Comprising Multiple Dietary and Endogenously Made Antioxidants and B-Vitamins"	Micronutrient Application for Neurological Treatment
3)	7,449,451	"Use of Multiple Antioxidant Micronutrients as Systemic Biological Radioprotective Agents Against Potential Ionizing Radiation Risks"	Micronutrient Application for Radiation Protection
4)	7,605,145	Micronutrient Formulations for Treatment of Diabetes Mellitus"	Micronutrient Application for Diabetes Treatment
5)	7,628,984	Micronutrient Formulations for Pulmonary and Heart Health"	Micronutrient Application for Cardiovascular Health
6)	7,635,469	Micronutrient Formulations for Hearing Health	Micronutrient Application for Hearing Health
7)	8,221,799	Multiple Antioxidant Optimal Health/Veteran's Ultimate Complete Formulations"	Applications for Brain and Biohazard Protection
8)	8,592,392	Multiple Antioxidant Micronutrients"	Expanded Application for Biohazard Protection
9)	9,655,966	Micronutrient Formulations for Radiation Applications	Micronutrient Application for Radiation Protection
10)	P-0563*	"Antioxidant Micronutrients in Electronic Cigarettes"	Micronutrient Application in new delivery systems
11)	CIP 12/284,841*	BioShield for Protection Against Environmental Exposures"	Micronutrient Application for Biohazard Protection

New Age snapshot

1) Acquired businesses at <1x revenue vs. industry avg. of >2.5 times
2) Built platform, established differentiated strategy
3) Integrated businesses, captured synergies
4) Developed investable financial platform…with flexibility
5) Rearchitected brands
6) Leveraged R&D, developed new products in growth segments
7) Added >60,000 new points of distribution in Grocery, Convenience
8) Established 4 new channels (Foodservice, Int'l, E-Commerce, Health Sciences)
9) Now penetrating Mass, Drug, Fitness…
10) Created aligned team, organizational capabilities

NBEV Evolution

NEW AGE

Process to Create New Age

Phase I: Q2 2016	***Established Vision***
Phase II: Q3 2016	***Acquired Xing/Created Platform***
Phase III: Q4 2016	***Integrated Xing/Búcha***
Phase IV: Q1 2017	***Uplisted onto NASDAQ***
Phase V: Q2 2017	***Acquired 3 Businesses/Expanded Portfolio***
Phase VI: Q3 2017	***Integrated Coco-Libre, Marley, PMC***
Phase VII: Q4 2017	***Launch new products in expanded distribution***
Phase VIII: 2018	***Leverage and execute***

NASDAQ: NBEV

2018 Expectations

2018 Financial Metrics (Organic)

Gross Revenue:	>$90MM	-	>$110MM
Gross Margin:	>35%	-	>40%
OPEX:	<25% of Net Sales	-	<20% of Net Sales
Marketing:	>5% of Net Sales	-	>8% of Net Sales
EBITDA:	>$5MM	-	>$10MM


NEWAGE